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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 20, 2000
                Date of Report (Date of earliest event reported):



                      FIRST COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


WASHINGTON                            0-24024                        91-1277503
(State or Other Jurisdiction        (Commission                   (IRS Employer
 of Incorporation)                  File Number)         Identification Number)


         721 COLLEGE AVENUE, P.O. BOX 3800, LACEY, WASHINGTON 98509-3800
              (Address of principal executive offices - zip code)


Registrant's telephone number, including area code: (360) 459-1100

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5 - OTHER EVENTS

         On April 20, 2000, First Community Financial Group, Inc. (the "Company") announced that its Board of Directors has authorized a stock repurchase program. Under the program, the Company will buy up to 40,000 shares of its common stock, or approximately 1.8% of the total common shares currently outstanding, through open market transactions, block purchases, or through privately negotiated transactions.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements. Not applicable.

         (b)      Pro forma financial information. Not applicable.

         (c)      Exhibits:

                          (99)     Press Release dated April 20, 2000




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   April 20, 2000

                                        FIRST COMMUNITY FINANCIAL GROUP, INC.



                                        By:  /s/ Ken F. Parsons
                                           -------------------------------------
                                        Ken F. Parsons
                                        Chief Executive Officer and President




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